UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

March 31, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Security – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	189,817	$186,080
Total Agency Asset-Backed Security (cost $188,283)			186,080

Agency Collateralized Mortgage Obligations – 2.83%
•E.F. Hutton Trust III Series 1 A 1.058% 10/25/17		34,735	34,849
Fannie Mae Grantor Trust
•Series 2001-T5 A2 7.00% 2/19/30		50,947	54,683
Series 2001-T10 A1 7.00% 12/25/41		306,720	344,427
Series 2002-T1 A2 7.00% 11/25/31		172,196	205,074
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42		1,522	1,763
Series 2003-32 PH 5.50% 3/25/32		62,110	65,895
Series 2003-81 GE 4.50% 4/25/18		1,028,953	1,077,183
Series 2003-91 BE 4.00% 11/25/16		67,361	67,367
Series 2003-120 BL 3.50% 12/25/18		1,335,000	1,369,841
•Series 2003-121 FC 0.65% 2/25/28		7,530	7,530
Series 2004-49 EB 5.00% 7/25/24		160,000	171,294
•Series 2005-66 FD 0.55% 7/25/35		3,763,253	3,750,340
Series 2005-110 MB 5.50% 9/25/35		61,795	67,179
Series 2006-69 PB 6.00% 10/25/32		3,938,997	4,081,938
•Series 2006-105 FB 0.67% 11/25/36		782,616	782,095
Series 2010-29 PA 4.50% 10/25/38		1,227,100	1,289,206
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.231% 2/25/42		165,261	192,271
Series 2004-W9 2A1 6.50% 2/25/44		214,164	234,141
Freddie Mac REMICs
•Series 2535 FK 0.655% 10/15/31		67,452	67,450
Series 2694 QG 4.50% 1/15/29		134,910	138,793
Series 2706 UG 4.50% 8/15/16		2,200,009	2,240,246
Series 2802 NM 4.50% 9/15/29		2,175,000	2,273,313
Series 2890 PC 5.00% 7/15/30		355,000	370,616
Series 2901 CA 4.50% 11/15/19		987,947	1,043,943
Series 3027 DE 5.00% 9/15/25		140,000	148,247
•Series 3067 FA 0.605% 11/15/35		9,526,258	9,498,739
Series 3173 PE 6.00% 4/15/35		70,000	76,661
•Series 3241 FM 0.635% 11/15/36		241,584	241,105
•Series 3297 BF 0.495% 4/15/37		2,985,922	2,966,952
Series 3337 PB 5.50% 7/15/30		75,000	76,666
Series 3416 GK 4.00% 7/15/22		7,531	7,857
Series 3581 PE 4.50% 1/15/39		15,833,931	16,760,564
•Series 3780 LF 0.655% 3/15/29		2,826,803	2,818,583
•Series 3803 TF 0.655% 11/15/28		2,519,026	2,515,689
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		65,339	77,204
Series T-54 2A 6.50% 2/25/43		1,508	1,643
Series T-58 2A 6.50% 9/25/43		1,125,144	1,304,113
•Series T-60 1A4C 5.342% 3/25/44		1,292,529	1,348,876
GNMA Series 2003-72 C 4.86% 2/16/30		1,503,057	1,572,371
Total Agency Collateralized Mortgage Obligations (cost $59,075,205)			59,346,707

Agency Mortgage-Backed Securities – 27.08%
Fannie Mae
4.00% 9/1/20		17,336,079	18,103,201
4.50% 3/1/14		434,016	455,863
6.00% 9/1/12		180,829	189,332
6.50% 8/1/17		131,780	144,258
9.00% 11/1/15		88,491	94,492
10.00% 10/1/30		105,772	125,208
10.50% 6/1/30		27,695	32,915
16.00% 11/15/12		15,894	16,530

•Fannie Mae ARM
2.482% 12/1/33	262,487	275,873
2.623% 8/1/34	286,551	301,194
2.701% 6/1/34	225,889	235,587
2.77% 11/1/35	1,061,581	1,116,369
3.693% 4/1/36	14,436	15,207
3.746% 11/1/39	1,666,499	1,721,531
4.322% 9/1/39	2,105,684	2,184,832
4.391% 10/1/39	4,097,243	4,256,169
4.575% 11/1/39	6,960,803	7,278,245
4.95% 11/1/33	6,723,422	7,131,552
4.994% 8/1/35	208,582	221,179
4.999% 3/1/38	28,326	30,095
5.082% 9/1/38	3,914,211	4,159,743
5.142% 11/1/35	181,231	192,778
5.539% 4/1/37	4,154,430	4,440,265
5.617% 4/1/36	1,494,675	1,589,481
5.987% 6/1/36	588,515	630,018
6.001% 7/1/36	452,176	483,739
6.239% 7/1/36	425,738	456,035
6.272% 4/1/36	154,850	166,313
6.279% 8/1/36	239,879	256,847
Fannie Mae Balloon 7 yr 5.00% 8/1/11	610,632	623,864
Fannie Mae FHAVA 30 yr
7.50% 3/1/25	6,589	6,612
10.00% 1/1/19	51,440	57,878
11.00% 6/1/15	1,231	1,237
Fannie Mae S.F. 15 yr
4.00% 7/1/25 to 11/1/25	66,807,734	68,808,039
4.50% 9/1/20 to 6/1/23	5,456,832	5,776,809
5.00% 9/1/18 to 9/1/25	57,881,205	61,543,761
5.50% 4/1/21 to 4/1/23	181,739	196,799
6.00% 3/1/18 to 8/1/22	3,376,527	3,683,859
7.00% 11/1/14	1,010	1,099
8.00% 10/1/14 to 10/1/16	189,481	209,587
Fannie Mae S.F. 15 yr TBA
3.50% 4/1/26	36,315,000	36,405,788
4.50% 4/1/26	50,000,000	52,398,450
5.00% 4/1/26	16,505,000	17,533,988
5.50% 4/1/26	32,250,000	34,880,375
Fannie Mae S.F. 20 yr 6.50% 2/1/22	214,725	238,600
Fannie Mae S.F. 30 yr
5.00% 3/1/34 to 7/1/40	1,325,006	1,388,772
5.50% 4/1/34	22,594,031	24,370,468
6.00% 9/1/34 to 2/1/37	9,972,897	10,904,996
6.50% 6/1/29 to 12/1/37	104,124	117,839
7.00% 12/1/34 to 12/1/37	2,846,946	3,258,496
7.50% 3/1/14 to 6/1/34	27,674	31,287
8.00% 11/1/21 to 5/1/24	100,919	115,199
8.50% 8/1/17	25,054	25,368
9.00% 8/1/22	126,136	144,753
9.25% 6/1/16 to 8/1/16	33,459	33,854
10.00% 2/1/25	271,345	302,959
11.00% 9/1/15 to 8/1/20	71,064	78,514
11.50% 11/1/16	4,672	4,694
Fannie Mae S.F. 30 yr TBA 6.00% 4/1/41	116,245,000	126,416,437
Freddie Mac
6.00% 1/1/17	107,992	114,447
6.50% 6/17/14 to 3/1/16	673,778	747,161
•Freddie Mac ARM
2.589% 4/1/33	148,493	148,920
2.821% 4/1/34	54,205	56,982
4.823% 2/1/35	295,405	310,713
5.038% 8/1/38	121,268	128,346
5.043% 7/1/38	6,960,236	7,386,488
5.676% 7/1/36	157,395	165,092
5.61% 6/1/37	2,567,098	2,720,497
5.806% 10/1/36	32,793	35,084
6.05% 10/1/37	4,279,551	4,593,984
6.31% 2/1/37	17,372	18,211

Freddie Mac Balloon 7 yr 5.00% 6/1/11 to 11/1/11	159,612	162,044
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 12/1/22	608,758	651,855
5.50% 7/1/24	11,252,115	12,186,808
6.50% 6/1/11	859	860
7.50% 4/1/11	56	56
8.00% 7/1/16	52,350	57,658
Freddie Mac S.F. 30 yr
6.00% 2/1/36 to 1/1/38	14,482,441	15,789,194
7.00% 11/1/33	1,402	1,614
8.00% 5/1/31	213,185	251,114
9.00% 9/1/30	107,186	129,470
11.00% 11/1/19 to 5/1/20	30,118	30,545
11.50% 6/1/15 to 3/1/16	88,649	101,699
Freddie Mac S.F. 30 yr TBA 6.50% 4/1/41	8,170,000	9,142,737
GNMA I GPM 12.25% 1/15/14	4,280	4,311
GNMA I S.F. 15 yr 6.00% 1/15/22	5,169,692	5,598,814
GNMA I S.F. 30 yr
7.50% 12/15/23 to 12/15/31	234,729	275,009
8.00% 6/15/30	8,301	9,064
9.00% 5/15/16 to 2/15/17	26,441	29,433
9.50% 9/15/16 to 8/15/17	11,298	12,485
11.00% 7/15/13 to 8/15/19	87,932	92,481
GNMA II GPM 9.75% 12/20/16 to 9/20/17	14,578	15,335
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	96,305	113,951
10.50% 6/20/20	2,005	2,008
11.00% 9/20/15 to 10/20/15	28,127	31,349
11.50% 12/20/17 to 10/20/18	42,331	44,229
12.00% 4/20/14 to 5/20/16	94,533	99,003
12.50% 10/20/13 to 1/20/14	18,472	19,680
Total Agency Mortgage-Backed Securities (cost $565,454,838)		567,143,963

Agency Obligations – 2.89%
Fannie Mae
1.25% 9/30/13	11,020,000	10,969,804
2.00% 4/15/13	3,513,000	3,515,164
Freddie Mac
Φ0.50% 4/19/13	13,580,000	13,582,104
Φ0.875% 9/17/13	10,770,000	10,764,163
1.125% 10/25/13	11,000,000	10,958,475
1.20% 9/24/13	10,840,000	10,783,101
Total Agency Obligations (cost $60,751,985)		60,572,811

Collateralized Debt Obligations – 0.85%
•@#Archimedes Funding IV Cayman Series 4A A2 144A 1.012% 2/25/13	1,101,762	1,089,357
•@#Celerity CLO Series 2004-1A AFUN 144A 0.911% 3/30/16	1,261,167	1,245,377
#Centurion Global Sovereign CBO I 144A 13.25% 10/14/12	5,910,902	6,029,120
•@#JWS CBO Series 2000-1 144A 1.16% 7/28/12	206,457	206,251
•@#Liberty Square CDO Series 2001-2A B 144A 1.176% 6/15/13	1,833,133	1,785,600
@#Stony Hill CDO III 144A
1.58% 10/15/13	2,253,515	2,226,473
•Series 1AW A 0.755% 10/15/13	3,380,273	3,339,710
•@#Whitney Cash Flow Fund II Series 1A B2 144A 2.493% 11/15/12	2,000,000	1,973,940
Total Collateralized Debt Obligations (cost $18,058,550)		17,895,828

Commercial Mortgage-Backed Securities – 1.76%
Bank of America Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38	372,181	377,442
Series 2004-5 A3 4.561% 11/10/41	1,329,247	1,345,596
•Series 2005-1 A5 5.329% 11/10/42	805,000	863,251
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	915,000	978,787
•Series 2005-T20 A4A 5.296% 10/12/42	1,465,000	1,577,932
Series 2007-PW15 A4 5.331% 2/11/44	1,475,000	1,545,192
•wCommercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	4,105,000	4,380,104
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.681% 2/15/39	175,423	185,091
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	1,045,000	1,119,364
Series 2005-GG4 A4 4.761% 7/10/39	3,310,000	3,452,646
Series 2005-GG4 A4A 4.751% 7/10/39	3,935,000	4,140,315
•Series 2006-GG6 A4 5.553% 4/10/38	1,160,000	1,244,031

•JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP5 A4 5.372% 12/15/44	1,625,000	1,741,393
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	434,361	439,039
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	4,555,000	4,856,751
•Series 2006-T21 A3 5.185% 10/12/52	2,900,000	2,993,756
•Series 2007-T27 A4 5.795% 6/11/42	3,440,000	3,777,853
Morgan Stanley Dean Witter Capital I Series 2003-TOP9 A2 4.74% 11/13/36	1,700,000	1,766,998
Total Commercial Mortgage-Backed Securities (cost $33,015,378)		36,785,541

Convertible Bonds – 0.57%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	1,125,000	1,123,594
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	2,500,000	2,587,500
Transocean 1.50% exercise price $168.61, expiration date 12/15/37	8,500,000	8,319,375
Total Convertible Bonds (cost $11,417,638)		12,030,469

Corporate Bonds – 25.92%
Banking – 8.38%
#Bank Nederlandse Gemeenten 144A
1.50% 3/28/14	3,342,000	3,321,747
1.75% 10/6/15	3,785,000	3,660,727
Bank of America
•0.61% 6/15/17	1,750,000	1,607,582
6.50% 8/1/16	1,180,000	1,307,297
#Bank of Montreal 144A 2.625% 1/25/16	4,255,000	4,239,478
BB&T
4.75% 10/1/12	1,895,000	1,987,673
5.20% 12/23/15	4,515,000	4,854,325
•Branch Banking & Trust 0.63% 9/13/16	9,975,000	9,254,925
#Canadian Imperial Bank of Commerce 144A 2.75% 1/27/16	3,565,000	3,573,556
Comerica 3.00% 9/16/15	6,325,000	6,299,719
#Commonwealth Bank of Australia 144A 2.70% 11/25/14	3,965,000	4,049,827
#Export-Import Bank of Korea 144A 5.25% 2/10/14	2,275,000	2,435,783
Fifth Third Bancorp 3.625% 1/25/16	5,425,000	5,426,150
Goldman Sachs Group 3.625% 2/7/16	14,545,000	14,423,404
JPMorgan Chase
•0.64% 6/13/16	1,750,000	1,701,179
3.45% 3/1/16	12,900,000	12,868,318
5.15% 10/1/15	6,174,000	6,620,263
KeyBank 5.45% 3/3/16	5,500,000	5,889,989
KFW 2.625% 2/16/16	5,575,000	5,628,080
Korea Development Bank 8.00% 1/23/14	5,180,000	5,915,876
Morgan Stanley
•0.783% 10/15/15	1,275,000	1,225,420
2.875% 1/24/14	5,410,000	5,428,205
Oesterreichische Kontrollbank
1.375% 1/21/14	3,455,000	3,450,170
1.75% 10/5/15	2,740,000	2,667,206
PNC Funding 5.25% 11/15/15	1,840,000	1,980,718
Rabobank
2.125% 10/13/15	1,935,000	1,869,028
•#144A 11.00% 12/29/49	5,495,000	7,178,470
#Santander US Debt Unipersonal 144A 3.781% 10/7/15	3,400,000	3,289,714
Silicon Valley Bank 5.70% 6/1/12	1,795,000	1,841,812
SunTrust Banks 3.60% 4/15/16	8,130,000	8,090,724
•UBS 1.304% 1/28/14	5,660,000	5,716,509
US Bancorp 3.15% 3/4/15	2,135,000	2,186,287
US Bank 6.30% 2/4/14	2,390,000	2,661,917
•USB Capital IX 6.189% 10/29/49	12,225,000	10,360,688
Wachovia 5.25% 8/1/14	567,000	606,853
Wachovia Bank North America 5.60% 3/15/16	4,805,000	5,220,090
•Wells Fargo Bank 0.524% 5/16/16	1,575,000	1,504,276
•Wells Fargo Capital XIII 7.70% 12/29/49	4,910,000	5,081,850
		175,425,835
Basic Industry – 0.99%
#Algoma Acquisition 144A 9.875% 6/15/15	234,000	216,450
ArcelorMittal 3.75% 8/5/15	6,895,000	6,970,148
Dow Chemical 5.90% 2/15/15	3,040,000	3,372,345
Freeport McMoRan Copper & Gold 8.375% 4/1/17	5,745,000	6,341,383
#Georgia-Pacific 144A 8.25% 5/1/16	530,000	600,225
Hexion US 8.875% 2/1/18	570,000	605,625
Lubrizol 5.50% 10/1/14	1,380,000	1,542,418

Momentive Performance Materials 11.50% 12/1/16	165,000	177,788
Steel Dynamics 6.75% 4/1/15	307,000	315,826
Teck Resources 9.75% 5/15/14	554,000	673,550
		20,815,758
Brokerage – 0.42%
Jefferies Group 5.875% 6/8/14	2,805,000	3,026,323
Lazard Group
6.85% 6/15/17	1,762,000	1,878,056
7.125% 5/15/15	3,519,000	3,869,404
		8,773,783
Capital Goods – 0.31%
Allied Waste North America 7.125% 5/15/16	2,775,000	2,899,495
Anixter 10.00% 3/15/14	469,000	542,868
Clean Harbors 7.625% 8/15/16	1,115,000	1,188,869
Graham Packaging Capital I 8.25% 1/1/17	1,786,000	1,924,415
		6,555,647
Communications – 3.87%
AT&T Wireless 8.125% 5/1/12	3,665,000	3,945,644
#Clearwire Communications Finance 144A 12.00% 12/1/15	494,000	535,990
Comcast 5.90% 3/15/16	2,485,000	2,767,172
Cox Communications 5.45% 12/15/14	4,440,000	4,904,486
Cricket Communications
7.75% 5/15/16	1,227,000	1,309,823
7.75% 10/15/20	240,000	242,400
Crown Castle International 9.00% 1/15/15	1,822,000	2,017,865
#Crown Castle Towers 144A 3.214% 8/15/15	2,790,000	2,785,240
#Digicel 144A 8.25% 9/1/17	2,164,000	2,304,660
#Digicel Group 144A 9.125% 1/15/15	1,443,000	1,515,150
DIRECTV Holdings 7.625% 5/15/16	2,715,000	2,996,478
DISH DBS 7.125% 2/1/16	577,000	618,833
GXS Worldwide 9.75% 6/15/15	2,810,000	2,873,225
Intelsat Bermuda 11.25% 2/4/17	256,000	280,960
Level 3 Financing 9.25% 11/1/14	570,000	585,675
#NBC Universal 144A 2.875% 4/1/16	8,100,000	7,922,058
NII Capital 8.875% 12/15/19	2,164,000	2,391,220
PAETEC Holding 8.875% 6/30/17	356,000	385,370
Qwest 8.375% 5/1/16	4,810,000	5,747,950
Rogers Communications 7.50% 3/15/15	660,000	779,775
Sprint Nextel 6.00% 12/1/16	2,108,000	2,126,445
Telecom Italia Capital
4.95% 9/30/14	10,000	10,427
5.25% 11/15/13	1,700,000	1,796,198
6.20% 7/18/11	2,006,000	2,036,443
Telesat Canada 11.00% 11/1/15	541,000	605,244
Time Warner Cable
7.50% 4/1/14	2,705,000	3,102,616
8.25% 2/14/14	1,510,000	1,756,829
Verizon Communications
3.00% 4/1/16	2,235,000	2,226,170
5.55% 2/15/16	6,475,000	7,199,085
Videotron 9.125% 4/15/18	1,346,000	1,517,615
#Vivendi 144A 5.75% 4/4/13	5,535,000	5,947,297
#Wind Acquisition Finance 144A 11.75% 7/15/17	3,124,000	3,608,220
Windstream 7.875% 11/1/17	1,169,000	1,259,598
#XM Satellite Radio 144A 13.00% 8/1/13	721,000	859,793
		80,961,954
Consumer Cyclical – 1.19%
Best Buy 3.75% 3/15/16	7,320,000	7,233,602
Brinker International 5.75% 6/1/14	4,000,000	4,213,788
Ford Motor Credit
7.50% 8/1/12	974,000	1,038,873
12.00% 5/15/15	577,000	726,854
Harrah's Operating 11.25% 6/1/17	1,970,000	2,248,263
MGM MIRAGE
10.375% 5/15/14	209,000	240,350
11.125% 11/15/17	267,000	307,050
13.00% 11/15/13	682,000	822,663
Pinnacle Entertainment 8.625% 8/1/17	646,000	707,370
Ryland Group 8.40% 5/15/17	740,000	825,100
Wal-Mart Stores 1.50% 10/25/15	6,940,000	6,646,729
		25,010,642

Consumer Non-Cyclical – 3.73%
Amgen 4.85% 11/18/14	2,665,000	2,918,577
Anheuser-Busch InBev Worldwide 5.375% 11/15/14	275,000	303,294
CareFusion 5.125% 8/1/14	4,555,000	4,899,964
Celgene 2.45% 10/15/15	5,730,000	5,551,339
Coca-Cola Enterprises 2.125% 9/15/15	7,010,000	6,823,528
Dr Pepper Snapple Group 2.90% 1/15/16	6,030,000	5,985,909
HCA 9.25% 11/15/16	1,580,000	1,708,375
#HCA Holdings 144A 7.75% 5/15/21	1,696,000	1,776,560
Hospira 6.40% 5/15/15	4,920,000	5,528,835
Iron Mountain 8.00% 6/15/20	1,952,000	2,078,880
Kraft Foods 6.50% 8/11/17	3,525,000	4,025,049
Laboratory Corporation of America Holdings 3.125% 5/15/16	3,300,000	3,289,298
Medtronic 3.00% 3/15/15	1,790,000	1,843,555
Quest Diagnostics 3.20% 4/1/16	5,630,000	5,602,464
RSC Equipment Rental 10.25% 11/15/19	2,092,000	2,395,340
Teva Pharmaceutical Finance II/III 3.00% 6/15/15	3,970,000	4,012,745
Teva Pharmaceutical Finance III 1.70% 3/21/14	4,915,000	4,884,566
Thermo Fisher Scientific 3.20% 5/1/15	4,815,000	4,934,141
#Woolworths 144A 2.55% 9/22/15	6,325,000	6,247,000
Yale University 2.90% 10/15/14	3,310,000	3,422,093
		78,231,512
Electric – 1.19%
Appalachian Power 3.40% 5/24/15	4,180,000	4,259,825
Duke Energy
3.95% 9/15/14	1,500,000	1,574,579
6.30% 2/1/14	3,000,000	3,346,383
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	5,038,759
PacifiCorp 6.90% 11/15/11	2,845,000	2,956,319
PPL Electric Utilities 7.125% 11/30/13	2,455,000	2,800,330
Public Service Electric & Gas 2.70% 5/1/15	4,935,000	4,952,761
		24,928,956
Energy – 1.34%
Chesapeake Energy 9.50% 2/15/15	3,395,000	4,226,775
ENSCO 3.25% 3/15/16	10,315,000	10,288,717
EOG Resources 2.95% 6/1/15	2,055,000	2,074,539
#Hercules Offshore 144A 10.50% 10/15/17	165,000	169,950
Noble Holding International 3.05% 3/1/16	3,580,000	3,553,161
Range Resources 8.00% 5/15/19	610,000	675,575
Shell International Finance 3.10% 6/28/15	1,930,000	1,979,609
Weatherford International 5.15% 3/15/13	49,000	51,888
#Woodside Finance 144A 8.125% 3/1/14	4,385,000	5,040,540
		28,060,754
Financials – 1.05%
#CDP Financial 144A 3.00% 11/25/14	6,350,000	6,478,326
General Electric Capital
•0.57% 9/15/14	3,535,000	3,492,439
3.75% 11/14/14	3,480,000	3,628,840
International Lease Finance
5.75% 6/15/11	1,500,000	1,513,125
6.625% 11/15/13	511,000	531,440
#144A 8.75% 3/15/17	5,393,000	6,080,608
Nuveen Investments 10.50% 11/15/15	300,000	309,750
		22,034,528
Insurance – 1.15%
•Chubb 6.375% 3/29/67	3,030,000	3,204,225
MetLife 6.75% 6/1/16	7,570,000	8,760,178
#Metropolitan Life Global Funding I 144A 3.125% 1/11/16	7,500,000	7,443,075
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	1,015,000	1,045,450
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	3,660,000	3,660,150
		24,113,078
Natural Gas – 0.72%
El Paso 7.00% 6/15/17	1,414,000	1,589,620
Energy Transfer Partners 8.50% 4/15/14	285,000	333,251
Enterprise Products Operating
3.20% 2/1/16	3,000,000	2,984,601
9.75% 1/31/14	4,450,000	5,335,612
Plains All American Pipeline 3.95% 9/15/15	4,690,000	4,841,454
		15,084,538

Real Estate – 0.35%
Health Care REIT 3.625% 3/15/16	7,305,000	7,244,215
		7,244,215
Technology – 0.49%
Analog Devices 3.00% 4/15/16	2,250,000	2,239,513
First Data 9.875% 9/24/15	247,000	254,410
National Semiconductor 6.60% 6/15/17	3,325,000	3,663,498
#Seagate Technology International 144A 10.00% 5/1/14	3,513,000	4,110,210
		10,267,631
Transportation – 0.74%
#Brambles USA 144A 3.95% 4/1/15	700,000	704,752
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,822,361
#ERAC USA Finance 144A
2.25% 1/10/14	7,840,000	7,826,374
2.75% 7/1/13	2,095,000	2,122,023
		15,475,510
Total Corporate Bonds (cost $532,188,653)		542,984,341

Municipal Bonds – 3.08%
California State Department of Water Resources Power Supply Revenue 5.00% 5/1/13	15,700,000	17,018,329
California State Revenue (Anticipation Notes) Series A-2 3.00% 6/28/11	19,740,000	19,853,505
•§Puerto Rico Sales Tax Financing Sales Revenue First Subordinate Series A 5.00% 8/1/39-11	5,500,000	5,586,680
Railsplitter Tobacco Settlement Authority Illinois 5.00% 6/1/15	3,995,000	4,206,256
Regional Transportation Authority Illinois (Taxable Working Cash Notes) Series C 2.843% 7/1/12	17,600,000	17,858,544
Total Municipal Bonds (cost $64,053,828)		64,523,314

Non-Agency Asset-Backed Securities – 9.72%
•Ally Master Owner Trust
#Series 2010-1 A 144A 2.005% 1/15/15	1,750,000	1,781,521
Series 2011-1 A1 1.125% 1/15/16	2,690,000	2,699,062
•American Express Credit Account Master Trust
Series 2005-7 B 0.525% 3/16/15	479,000	477,308
Series 2010-1 B 0.855% 11/16/15	1,225,000	1,225,014
•Bank of America Credit Card Trust
Series 2006-A12 A12 0.275% 3/15/14	11,218,000	11,203,762
Series 2007-A4 A4 0.295% 11/15/19	6,490,000	6,329,315
Series 2007-A6 A6 0.315% 9/15/16	2,050,000	2,037,579
Series 2007-A10 A10 0.325% 12/15/16	4,900,000	4,859,021
Series 2008-A5 A5 1.455% 12/16/13	7,615,000	7,638,119
•#Capital Auto Receivables Asset Trust Series 2008-CPA A1 144A 1.105% 1/15/13	3,776,542	3,787,798
Capital One Multi-Asset Execution Trust
•Series 2005-A6 A6 0.353% 7/15/15	10,350,000	10,318,792
•Series 2006-A5 A5 0.315% 1/15/16	4,210,000	4,194,242
•Series 2006-A11 A11 0.345% 6/17/19	10,000,000	9,802,589
•Series 2007-A1 A1 0.305% 11/15/19	3,000,000	2,927,479
•Series 2007-A4 A4 0.285% 3/16/15	1,915,000	1,910,711
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,346,646
•Series 2007-A8 A8 0.61% 10/15/15	1,750,000	1,751,567
•Chase Issuance Trust Series 2005-A2 A2 0.325% 12/15/14	6,600,000	6,594,158
•#Chesapeake Funding Series 2009-1 A 144A 2.255% 12/15/20	4,603,962	4,630,016
#CIT Equipment Collateral Series 2009-VT1 A3 144A 3.07% 8/15/16	1,201,650	1,210,636
•Citibank Credit Card Issuance Trust
Series 2004-C1 C1 0.905% 7/15/13	1,545,000	1,543,193
Series 2007-A7 A7 0.604% 8/20/14	1,250,000	1,252,689
Series 2008-A6 A6 1.454% 5/22/17	6,600,000	6,808,458
Series 2009-A1 A1 2.005% 3/17/14	3,155,000	3,202,870
•#Citibank Omni Master Trust 144A
Series 2009-A8 A8 2.355% 5/16/16	985,000	999,874
Series 2009-A11A A11 1.805% 8/15/16	4,750,000	4,798,089
CNH Equipment Trust
Series 2008-A A4A 4.93% 8/15/14	333,067	339,590
Series 2009-C A3 1.85% 12/16/13	587,433	590,474
•#CNH Wholesale Master Note Trust Series 2011-1A A 144A 1.055% 12/15/15	6,290,000	6,304,190
Conseco Financial Series 1997-6 A8 7.07% 1/15/29	1,434,059	1,506,442
•Discover Card Master Trust
Series 2009-A1 A1 1.555% 12/15/14	13,975,000	14,163,316
Series 2010-A1 A1 0.905% 9/15/15	11,965,000	12,055,361
•Discover Card Master Trust I
Series 2005-4 A2 0.345% 6/16/15	9,000,000	8,973,795
Series 2006-3 A1 0.285% 3/15/14	15,375,000	15,363,630
Series 2007-2 A 0.335% 9/15/16	7,475,000	7,415,484

•Ford Credit Auto Owner Trust
Series 2008-A A3B 1.005% 4/15/12		183,884	184,016
Series 2008-C A4B 2.005% 4/15/13		4,700,000	4,753,295
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.805% 9/15/14		895,000	907,051
Series 2010-5 A2 0.955% 9/15/15		750,000	751,865
Series 2011-1 A2 0.855% 2/15/16		8,050,000	8,050,117
Harley-Davidson Motorcycle Trust Series 2009-4 A3 1.87% 2/17/14		565,000	568,494
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16		4,314,000	4,469,259
Series 2010-A A4 2.13% 10/17/16		2,540,000	2,582,376
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14		2,840,000	2,835,960
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.405% 1/15/15		5,225,000	5,281,753
Renaissance Home Equity Loan Trust Series 2006-4 AF2 5.285% 1/25/37		35,000	27,772
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		31,762	31,872
Total Non-Agency Asset-Backed Securities (cost $201,936,279)			203,486,620

Non-Agency Collateralized Mortgage Obligations – 0.15%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		157,767	149,313
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		200,134	193,204
Series 2005-6 7A1 5.50% 7/25/20		145,972	140,058
•@Bank of America Funding Series 2006-H 1A2 2.871% 9/20/46		42,624	5,459
•Bank of America Mortgage Securities Series 2002-K 2A1 2.826% 10/20/32		6,175	6,073
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		212,158	213,836
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 5.714% 8/25/37		193,234	146,061
wCountrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		684	677
#GSMPS Mortgage Loan Trust 144A
•Series 1998-2 A 7.75% 5/19/27		167,318	166,870
•Series 1999-3 A 8.00% 8/19/29		427,682	429,439
Series 2005-RP1 1A4 8.50% 1/25/35		510,750	500,308
•JPMorgan Mortgage Trust Series 2006-A2 3A3 5.662% 4/25/36		180,000	158,398
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		43,479	42,448
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		381,225	388,469
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		230,282	229,138
Wells Fargo Mortgage-Backed Securities Trust
•Series 2004-EE 3A1 2.947% 12/25/34		36,411	36,268
•Series 2005-AR16 2A1 2.759% 10/25/35		21,713	20,192
Series 2006-7 2A1 6.00% 6/25/36		13,504	12,522
•Series 2006-AR5 2A1 3.202% 4/25/36		328,004	267,493
Total Non-Agency Collateralized Mortgage Obligations (cost $3,053,120)			3,106,226

Regional Bonds – 4.17%Δ
Australia – 4.12%
Queensland Treasury 6.00% 6/21/11	AUD	83,197,000	86,322,259
			86,322,259
Canada – 0.05%
Quebec Province
4.60% 5/26/15	USD	890,000	976,460
5.00% 3/1/16		50,000	55,624
			1,032,084
Total Regional Bonds (cost $82,409,583)			87,354,343

«Senior Secured Loans – 1.70%
ATI Holdings 7.75% 3/12/16		3,316,529	3,351,768
BNY ConvergEx Group 8.75% 11/29/17		100,000	103,000
Chester Downs & Marina 12.375% 12/31/16		3,557,966	3,640,973
Delos Aircraft Tranche 2 7.00% 3/17/16		2,862,116	2,906,850
Delta Air Lines 4.25% 2/22/16		4,012,794	3,988,557
Fifth Third Processing Solutions 8.50% 11/3/17		200,000	204,100
Ford Motor Tranche B 3.01% 12/15/13		3,928,555	3,932,031
Graham Packaging Tranche C 6.75% 4/5/14		4,141,877	4,177,622
International Lease Finance Tranche 1 6.75% 3/17/15		3,902,884	3,929,717
Level 3 Financing Tranche B 11.50% 3/13/14		4,117,000	4,413,424
OSI Restaurant Partners 2.625% 6/13/14		365,000	355,824
Texas Competitive Electric Holdings Tranche B2 3.786% 10/10/14		5,540,959	4,677,317
Total Senior Secured Loans (cost $35,455,926)			35,681,183

Sovereign Bonds – 8.72%Δ
Brazil – 0.14%
=^@JPMorgan Structured Products 0.641% 5/18/15	BRL	2,419,000	3,013,591
			3,013,591

Canada – 1.18%
Canadian Government Bond 1.75% 3/1/13	CAD	20,400,000	21,018,564
≠Canadian Treasury Bill 1.22% 11/24/11	CAD	3,550,000	3,633,844
			24,652,408
Indonesia – 1.81%
Indonesia Retail Bond 7.95% 8/15/13	IDR	180,000,000,000	21,188,465
Indonesia Treasury Bond 10.00% 10/15/11	IDR	142,000,000,000	16,693,329
			37,881,794
Mexico – 1.39%
Mexican Bonos 9.00% 12/22/11	MXN	336,000,000	29,119,096
			29,119,096
Norway – 1.99%
Eksportfinans
3.00% 11/17/14	USD	5,880,000	6,055,836
5.50% 5/25/16		8,990,000	10,104,544
#Kommunalbanken 144A 1.75% 10/5/15		5,020,000	4,871,970
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	20,596,313
			41,628,663
Republic of Korea – 0.49%
Korea Treasury Inflation-Linked Bond 2.75% 3/10/17	KRW	10,423,890,000	10,256,766
			10,256,766
South Africa – 1.02%
Republic of South Africa 7.50% 1/15/14	ZAR	143,000,000	21,380,127
			21,380,127
Sweden – 0.70%
Svensk Exportkredit 1.75% 10/20/15	USD	15,040,000	14,611,525
			14,611,525
Total Sovereign Bonds (cost $178,724,875)			182,543,970

Supranational Banks – 0.46%
European Investment Bank 2.25% 3/15/16		5,900,000	5,846,410
International Finance 5.75% 3/16/15	AUD	3,600,000	3,743,129
Total Supranational Banks (cost $9,129,412)			9,589,539

U.S. Treasury Obligations – 10.22%
U.S. Treasury Inflation Indexed Notes
0.50% 4/15/15	USD	20,283,352	21,078,845
1.25% 4/15/14		19,609,919	20,974,181
∞3.375% 1/15/12		60,474,102	63,412,781
U.S. Treasury Notes
0.625% 2/28/13		50,000	49,885
1.25% 3/15/14		108,440,000	108,423,300
2.25% 3/31/16		50,000	50,066
Total U.S. Treasury Obligations (cost $214,162,809)			213,989,058

		Number of
		Shares
Preferred Stock – 0.37%
•PNC Financial Services Group 8.25%		7,260,000	7,735,298
Total Preferred Stock (cost $7,271,507)			7,735,298

		Principal
		Amount°
≠Short-Term Investments – 13.98%
Discount Notes – 13.15%
Federal Home Loan Bank
0.001% 4/1/11	USD	121,085,901	121,085,901
0.001% 4/1/11		15,609,520	15,609,520
0.001% 4/14/11		8,369,648	8,369,614
0.01% 4/18/11		5,356,575	5,356,548
0.02% 4/27/11		40,471,433	40,471,149
0.03% 5/3/11		16,739,296	16,738,693
0.037% 5/23/11		21,426,299	21,425,056
0.04% 5/9/11		13,726,223	13,725,646
0.05% 5/16/11		16,739,296	16,738,459
0.06% 6/7/11		15,902,331	15,899,962
			275,420,548
U.S. Treasury Obligation – 0.83%
U.S. Treasury Bill 0.00% 4/28/11		17,295,040	17,294,487
			17,294,487
Total Short-Term Investments (cost $292,716,640)			292,715,035

Total Value of Securities – 114.48%
(cost $2,369,064,509)	2,397,670,326
Liabilities Net of Receivables and Other Assets (See Notes) – (14.48%)	(303,252,521	)z
Net Assets Applicable to 236,145,918 Shares Outstanding – 100.00%	$2,094,417,805

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
USD – United States Dollar
ZAR – South African Rand

•Variable rate security. The rate shown is the rate as of March 31, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2011.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2011, the aggregate amount of Rule 144A securities was $166,861,262, which represented 7.97% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At March 31, 2011, the aggregate amount of illiquid securities was $14,885,758, which represented 0.71% of the Fund’s net assets. See Note 5 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2011, the aggregate amount of fair valued securities was $3,013,591, which represented 0.14% of the Fund’s net assets. See Note 1 in "Notes."
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2011.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
∞Fully or partially pledged as collateral for futures contracts.
zOf this amount, $316,683,784 represents payable for securities purchased and $15,601,982 represents investment interest receivable as of March 31, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CLO – Collateralized Loan Obligation
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MASTR – Mortgage Asset Securitization Transactions, Inc.
MSC – Morgan Stanley Capital
MNB – Mellon National Bank
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduits
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 20111:

Foreign Currency Exchange Contracts

						Unrealized
					Settlement	Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Date	(Depreciation)
BAML	CAD	20,421,015	USD	(21,049,338)	4/4/11	$10,094

BAML	EUR	(68,839,519)	USD	95,532,325	4/8/11	(2,012,487)

BCLY	MXN	15,231,694	USD	(1,254,928)	4/8/11	24,397

CITI	EUR	358,704	USD	(506,562)	4/1/11	1,784

CITI	EUR	(52,424,000)	USD	73,023,001	4/8/11	(1,261,207)

GSC	CHF	24,084,115	USD	(25,973,702)	4/8/11	248,749

GSC	EUR	(16,320,000)	USD	22,548,854	4/8/11	(576,399)

HSBC	EUR	(61,549,822)	USD	85,144,947	4/8/11	(2,070,447)

JPMC	BRL	19,322,786	USD	(11,570,530)	4/8/11	249,184

MNB	IDR	82,301,920,000	USD	(9,467,609)	4/4/11	(21,841)

MSC	CHF	14,971,843	USD	(16,306,000)	4/8/11	(4,865)

MSC	EUR	(30,549,696)	USD	42,758,301	4/8/11	(530,268)

						$(5,943,306)

Futures Contracts

					Unrealized
					Appreciation
Contracts to Buy		Notional Cost	Notional Value	Expiration Date	(Depreciation)
1,125	U.S. Treasury 5 yr Note	$131,153,580	$131,387,695	6/30/11	$234,115
819	U.S. Treasury 10 yr Note	97,298,852	97,486,594	6/21/11	187,742
		$228,452,432			$421,857

Swap Contracts
CDS Contracts

					Unrealized
	Swap &	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	CDX. NA.HY.16	$15,825,000	5.00%	6/20/16	$40,126
BCLY	CDX. NA.HY.16	25,350,000	5.00%	6/20/16	(14,552)
	ITRAXX Europe Subordinate Financials 15.1
BCLY	5 yr CDS	49,670,000	1.00%	6/20/16	282,180
	United States of America
BCLY	5 yr CDS	6,747,000	0.25%	3/20/16	(30,401)
CITI	Sara Lee 5 yr CDS	1,765,000	1.00%	3/20/16	(111,274)
GSC	CDX. NA.HY.16	20,625,000	5.00%	6/20/16	13,685
JPMC	CDX. NA.HY.16	26,375,000	5.00%	6/20/16	(15,141)
	ITRAXX Europe Subordinate Financials 15.1
JPMC	5 yr CDS	8,045,000	1.00%	6/20/16	45,704
JPMC	Penney (J.C.) 5 yr CDS	2,220,000	1.00%	3/20/15	13,469
JPMC	Viacom 5 yr CDS	6,715,000	1.00%	9/20/15	(90,305)
MSC	CDX. NA.HY.16	16,530,000	5.00%	6/20/16	(9,489)
		$179,867,000			$124,002

	Protection Sold / Moody’s Rating:
JPMC	Comcast 5 yr CDS / Baa	$6,715,000	1.00%	9/20/15	$114,863
JPMC	MetLife 5 yr CDS / A	1,290,000	1.00%	12/20/14	50,634
JPMC	Tyson Foods CDS / Ba	2,770,000	1.00%	3/20/16	53,335
		$10,775,000			$218,832

Total					$342,834

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Limited-Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders.The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At March 31, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,369,213,864
Aggregate unrealized appreciation	$36,127,192
Aggregate unrealized depreciation	(7,670,730)
Net unrealized appreciation	$28,456,462

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$929,882,180	$745,768	$930,627,948
Corporate Bonds	-	590,695,993	17,895,828	608,591,821
Foreign Debt	-	266,217,495	13,270,357	279,487,852
Municipal Bonds	-	64,523,314	-	64,523,314
U.S. Treasury Obligations	-	213,989,058	-	213,989,058
Preferred Stock	-	7,735,298	-	7,735,298
Short-Term Investments	-	292,715,035	-	292,715,035
Total	$-	$2,365,758,373	$31,911,953	$2,397,670,326

Foreign Currency Exchange Contracts	$-	$(5,943,306)	$-	$(5,943,306)
Futures Contracts	421,857	-	-	421,857
Swap Contracts	-	342,834	-	342,834

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset
	Backed and
	Mortgage-
	Backed	Corporate	Foreign
	Securities	Debt	Debt	Total
Balance as of 12/31/10	$6,320,192	$11,869,187	$12,728,168	$30,917,547
Purchases	-	11,370,890	85,894	11,456,784
Sales	(5,570,475)	(5,232,154)	-	(10,802,629)
Net realized gain	15,905	29,329	-	45,234
Net change in unrealized
appreciation/depreciation	(19,854)	(141,424)	456,295	295,017
Balance as of 3/31/11	$745,768	$17,895,828	$13,270,357	$31,911,953

Net change in unrealized
appreciation/depreciation
from investments
still held as of 3/31/11	$3,131	$(141,424)	$456,295	$318,002

During the period ended March 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at March 31, 2011.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No index swap contracts were outstanding at March 31, 2011.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended March 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At March 31, 2011, the net unrealized appreciation of credit default swaps was $342,834. The Fund had posted $5,910,000 as collateral for open CDS contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of March 31, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $169,092,000 less the value of the contracts' related reference obligations. The Fund received $3,859,000 in securities collateral for open CDS contracts.

As disclosed in the footnotes to the schedule of investments, at March 31, 2011, the notional value of the protection sold was $10,775,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2011, the net unrealized appreciation of the protection sold was $218,832.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of March 31, 2011 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of		Schedule of
	Investments		Investments
	Location	Fair Value	Location	Fair Value
Foreign currency exchange contracts (Forward currency exchange contracts)	Receivables and other assets net of liabilities	$273,581	Liabilities net of receivables and other assets	$(6,216,887)

Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	421,857	Liabilities net of receivables and other assets	-

Credit contracts (Swap contracts)	Receivables and other assets net of liabilities	463,597	Liabilities net of receivables and other assets	(120,763)
Total		$1,159,035		$(6,337,650)

The effect of derivative instruments on the statement of operations for the period ended March 31, 2011 was a follows:

		Realized Gain or	Change in Unrealized
	Location of Gain or	Loss on Derivatives	Appreciation or Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized in
	Recognized in Income	Income	Income
Foreign currency exchange contracts (Forward currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(10,187,104)	$(740,281)

Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(6,588,047)	3,682,048

Credit contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(10,133,191)	6,797,538
Total		$(26,908,342)	$9,739,305

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of March 31, 2011.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor's (S&P) and Ba or lower by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to March 31, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

    There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

    File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: